SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)     August 25, 1996
                                                     ---------------------------

                                CAREER HORIZONS, INC.
     ---------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


             Delaware                  1-14172         22-3038096
     ---------------------------------------------------------------------------
     (State of Incorporation)      (Commission        (IRS Employer
                                   File Number)     Identification No.)


                  177 Crossways Park Drive, Woodbury, New York 11797
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                       (Address of principal executive offices)


     Registrant's telephone number, including area code  (516) 682-1400
                                                         ---------------

     ITEM 5.   OTHER EVENTS.
     ------    ------------

               On August 26, 1996, Career Horizons, Inc. (the "Company") announced that it had entered into a definitive agreement and plan of merger (the "Agreement") providing for a strategic combination of the Company and Accustaff Incorporated. Copies of the Agreement and the press release announcing execution of the Agreement are attached hereto as
     Exhibit 2.1 and 99.1, respectively, and by this reference made a part hereof.

     ITEM 7.   EXHIBITS.
     ------    --------

               (c)  Exhibits
                    --------
                    2.1 Agreement and Plan of Merger by and among Accustaff Incorporated, Sunrise Merger Corporation and Career Horizons, Inc. dated as of August 25, 1996 (without schedules).

                    99.1 Press Release, dated August 26, 1996.

                                    SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


     Dated: August 29, 1996             CAREER HORIZONS, INC.



                                        By:/s/ Walter W. Macauley
                                           ------------------------------------
                                           Walter W. Macauley
                                           President, Chief Executive
                                             Officer and Director

                                    EXHIBIT INDEX
                                    -------------


     Exhibit Number      Description of Exhibit                       Page
     --------------      ----------------------                       ----

         2.1             Agreement and Plan of Merger by and
                         among Accustaff Incorporated,
                         Sunrise Merger Corporation and
                         Career Horizons, Inc. dated as of
                         August 25, 1996 (without schedules) . . . . . . .

        99.1             Press Release, dated August 26, 1996  . . . . . .